Exhibit (q)(2)


                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Capital Growth Portfolio, Growth & Income Portfolio, Investment Grade Income Portfolio, Small Company Growth Portfolio, Special Equities Portfolio and Utilities Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


     Signature                                Title                               Date
     ---------                                -----                               ----

/s/ James B. Hawkes                President, Principal Executive            November 5, 2001
--------------------------         Officer and Trustee
James B. Hawkes


/s/ James L. O'Connor              Treasurer and Principal Financial         November 20, 2001
--------------------------          and Accounting Officer
James L. O'Connor


/s/ Jessica M. Bibliowicz          Trustee                                   November 9, 2001
--------------------------
Jessica M. Bibliowicz


/s/ Donald R. Dwight               Trustee                                   November 5, 2001
--------------------------
Donald R. Dwight


/s/ Samuel L. Hayes, III           Trustee                                   November 5, 2001
--------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer               Trustee                                   November 5, 2001
--------------------------
Norton H. Reamer


/s/ Lynn A. Stout                  Trustee                                   November 5, 2001
--------------------------
Lynn A. Stout


/s/ Jack L. Treynor                Trustee                                   November 5, 2001
--------------------------
Jack L. Treynor





exh-p2.doc